Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
May 31, 1999



Expected B Maturity 10/16/2001


Blended Coupon 5.2253%


Excess Protection Level
3 Month Average   6.37%
May, 1999   7.49%
April, 1999   5.03%
March, 1999   6.59%


Cash Yield19.45%


Investor Charge Offs 4.88%


Base Rate 7.08%


Over 30 Day Delinquency 4.89%


Seller's Interest 6.97%


Total Payment Rate14.69%


Total Principal Balance$41,914,776,221.36


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$2,922,256,702.87